UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2007

Regal Entertainment Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On February 8, 2007, Regal Entertainment Group (“Regal”) announced its financial results for its fourth fiscal quarter ended December 28, 2006. A copy of the earnings release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as Exhibit 99.1. The earnings release contains certain non-GAAP financial measures for the periods set forth therein, including adjusted earnings per diluted share and adjusted EBITDA.  Adjusted earnings per diluted share is diluted earnings per share excluding loss on debt extinguishment, net of related tax effects.  The most directly comparable GAAP financial measure to this non-GAAP financial measure is earnings per diluted share, which is set forth in the earnings release and below for the relevant periods set forth in the earnings release. Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization expense, loss on disposal and impairment of operating assets, restructuring expenses, share-based compensation expense, joint venture employee compensation and depreciation and amortization, minority interest and other, net, and loss on debt extinguishment.  The most directly comparable GAAP financial measure to this non-GAAP financial measure is net income, which is set forth in the earnings release and below for the relevant periods set forth in the earnings release.

	Quarter Ended
	December 28, 2006	December 29, 2005
Earnings per diluted share	$0.19	$0.23

	Four Quarters Ended
	December 28, 2006	December 29, 2005
Net income (in millions)	$86.3	$91.8

Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the earnings release.

Regal is also furnishing to the Commission as Exhibit 99.2 to this current report on Form 8-K certain other financial information for its last four completed fiscal quarters, including reconciliations to the most directly comparable GAAP financial measures of the non-GAAP financial measures included therein.

Item 8.01   Other Events.

On February 8, 2007, Regal’s board of directors declared a cash dividend in the amount of $0.30 per share of Class A and Class B common stock, payable on March 19, 2007 to the Class A and Class B common stockholders of record on March 9, 2007.

Item 9.01   Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

N/A

(b)          Pro forma financial information.

N/A

(c)          Shell Company Transactions.

N/A

(d)          Exhibits.

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: February 8, 2007	By:	/s/ Amy E. Miles
Name: Amy E. Miles
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02